Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER OF HOLLY ENERGY PARTNERS, L.P.
PURSUANT TO 18 U.S.C. SECTION 1350

               In connection with the accompanying annual report on Form 10-K for the year ended December 31, 2004 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew P. Clifton, Chief Executive Officer of Holly Logistic Services, L.L.C., the general partner of HEP Logistics Holdings, L.P., the general partner of Holly Energy Partners, L.P. (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 24, 2005	/s/ Matthew P. Clifton

Matthew P. Clifton
Chairman of the Board and Chief Executive Officer